Exhibit 10.9

Pursuant to Item 601(b)(10)(iv) of Regulation S-K, certain identified information marked with [*****] has been excluded from the exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

First Amendment to Exclusive License Agreement between the UAB Research Foundation
(“UABRF”) and Incvsus, Ltd. (“Licensee”)

This First Amendment to Exclusive License Agreement (this “First Amendment”) is made effective as of December 14, 2016 (the “First Amendment Effective Date”) by and between Incysus, Ltd. (“Licensee”) and The UAB Research Foundation (“UABRF”). Licensee and UABRF may be each individually referred to as a “Party” and collectively, the “Parties”.

RECITALS

WHEREAS, Licensee and UABRF previously entered into that certain Exclusive License Agreement dated effective as of March 10, 2016 (“Agreement”);

WHEREAS, subsequent to the Effective Date of the Agreement, certain intellectual property has been conceived by employees of both Parties: [*****], an employee of the University of Alabama at Birmingham and [*****], an employee of the Licensee;

WHEREAS, the intellectual property is described in UABRF intellectual property disclosure number [*****] entitled “[*****]” which was disclosed to UABRF on [*****];

WHEREAS, the Parties have filed for patent protection with respect to such intellectual property and have filed U.S Provisional Patent No. [*****] entitled “[*****]”, filed with the United States Patent and Trademark Office on [*****] (the “Jointly Owned Patent”);

WHEREAS, the Licensee is interested in obtaining exclusive rights with respect to the intellectual property and all of the patent applications covering such intellectual property, including but not limited to, the Jointly Owned Patent, by licensing from UABRF all of its right, title and interest in the same;

WHEREAS, the Parties wish to amend the Agreement to grant these rights to the Licensee and to amend Article 4 of the Agreement regarding Protection Activities.

NOW, THEREFORE, for good and valuable consideration, the Parties agree to amend the Agreement as follows:

AGREEMENT

1.       All capitalized terms used herein shall bear the meaning ascribed to them in the Agreement unless otherwise defined herein.

2.       Inclusion of the Jointly Owned Patent as part of the Licensed Patents. As of the First Amendment Effective Date, the Jointly Owned Patent shall comprise part of the Licensed Patents as described in Section 1.13 of the Agreement and Exhibit A of the Agreement is hereby amended to read as follows (with new language being shown in italics and underlined):

Exhibit A. Licensed Patents (dated as of the First Amendment Effective Date)

(a)	[*****];
(b)	[*****]

3.       Grant of License to UABRF’s right, title and Interest in the Jointly Owned Patent. With respect to the Jointly Owned Patent (and any other jointly owned patent which comprises part of the Licensed Patents), the grant made by UABRF to the Licensee in Section 2.1 of the Agreement is limited to all of UABRF’s right, title and interest in the Jointly Owned Patent and any other jointly owned patent which forms part of the Licensed Patents.

4.       Amendment to Section 2.4 of the Agreement. The first sentence of Section 2.4 of the Agreement is hereby deleted in its entirety and is replaced with the following language (with the new language shown in italics and underlined):

“All of UABRF’s right, title and interest in the Licensed Patents remains with UABRF”.

5.       Amendment to Section 10.3(b) of the Agreement. Section 10.3(b) of the Agreement is deleted in its entirety and replaced with the following language (with the new language shown in italics and underlined):

“To UABRF’s best knowledge and based on information and representations and warranties made to it by the Inventors, UABRF has no knowledge of any defects to its right, title and interest in the Licensed Patents and there have been no claims made against UABRF asserting their invalidity or non-enforceability, and UABRF is not aware that any such claims exist.”

6.       Amendment to Article 4 of the Agreement. Article 4 is hereby amended by including the following language as Section 4.1(g) of the Agreement (with the new language shown in italics and underlined):

“Jointly Owned Patents. With respect to the Jointly Owned Patent and any other patent application that is filed to protect intellectual property that is jointly owned by the Licensee and UABRF, the Parties agree that [*****] shall, from the First Amendment Effective Date, be primarily responsible for undertaking all Protection Activities relating to such Licensed Patents. [*****] has selected [*****] as legal counsel to assist it in the process and [*****] shall reasonably cooperate with [*****] and its designated legal counsel in connection with the Protection Activities. With respect to such jointly owned patents [*****] legal counsel will assume a primary role in drafting responses to office actions. However, [*****] counsel is not representing [*****] and shall share with [*****] legal counsel all relevant information regarding such Protection Activities so that [*****] legal counsel may review and consult with and advise [*****]. Licensee and UABRF shall both approve all Protection Activities undertaken in connection with jointly owned intellectual property and Licensed Patents covering the same.”

7.       All other terms and conditions of the Agreement shall remain in full force and effect.

{Signatures on following page}

IN WITNESS WHEREOF, Licensee and UABRF have each caused its duly authorized representative to execute this First Amendment, effective as of the date written above.

UABRF: The UAB Research Foundation		Licensee: Incysus, Ltd.

By:	/s/ Authorized Signatory	By:	/s/ William Ho
Name: William Ho
Date Signed: December 13, 2016		Title: CEO

Date Signed: December 12, 2016

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